UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue Suite 100
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On October 17, 2023, Sight Sciences, Inc. (the “Company”) informed its employees that it is implementing a targeted plan, commencing immediately, intended to reduce operating expenses, improve cost efficiencies, better align its operating structure for long-term, profitable growth, and further extend its cash runway (the “Plan”), as the Company navigates the proposed local coverage determinations published by five of the seven Medicare Administrative Contractors in the second quarter of 2023. The Plan is designed to help protect the Company’s cash position, drive enhanced focus on the Company’s key strategic priorities, and maintain its path to breakeven without the need for any additional equity capital.

Pursuant to the Plan, the Company intends to (a) reduce its headcount by 25 employees, or approximately 10% of its global workforce, and (b) reduce its operating expenses, principally by (i) implementing measures to limit marketing costs, primarily within its Dry Eye business segment and limit general administrative costs, which measures are designed to streamline the organization and enhance organizational communication, and (ii) delaying replacement hires for certain roles. Specifically, the Company intends to (i) reduce its commercial infrastructure and operating expenses within its Dry Eye business segment including approximately half of its Dry Eye sales and marketing employees as the Company seeks to shift its commercial focus in this segment to market access and reimbursement execution and account maintenance; and (ii) eliminate certain positions in the Surgical Glaucoma commercial support infrastructure that it deems non-essential to continued Surgical Glaucoma account penetration and revenue growth.

As a result of implementing the Plan, the Company expects to record a cash restructuring charge of approximately $1.3 million in the fourth quarter of 2023, consisting primarily of one-time employee severance and benefits contribution costs. The estimates of the charges the Company expects to incur, and the timing thereof, are subject to a number of assumptions and actual results may differ materially. In addition, the Company may incur other charges, costs or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of, or in connection with, the implementation of the Plan. The Company plans to adjust its financial results presented in accordance with the generally accepted accounting principles in the United States (“GAAP”) for the fourth quarter and year ending December 31, 2023 to exclude these non-core operating costs from its results of operations through the presentation of non-GAAP financial measures.

Item 7.01 Regulation FD Disclosure

The Company reaffirms its revenue guidance for the year ending December 31, 2023 of $80.0 million to $82.0 million, which represents growth of approximately 12% to 15% compared to the year ended December 31, 2022. In addition, the Company estimates the workforce reductions alone will yield savings of approximately $7.9 million on an annualized basis. The Company plans to provide updated expectations regarding its quarterly average adjusted operating expense guidance during its third quarter 2023 earnings call, taking into account the factors discussed in this Current Report on Form 8-K (this “Current Report”).*

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and estimates, are forward-looking statements and should be evaluated as such. Such statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “designed,” “seeks,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. The Company bases these forward-looking statements on management’s current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances at such time. Although management believes these forward-

looking statements are based upon reasonable assumptions at the time they are made, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements, including the important factors discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These forward-looking statements include, but are not limited to, statements regarding the Plan, including the scope of the contemplated reduction in workforce and other costs savings initiatives; the Company’s intended operation of its Dry Eye segment after execution of the Plan; perceived impacts of the Plan, including on the Company’s cash position, path to breakeven, profitability and need for additional capital; estimated charges, costs and savings relating to the Plan; proposed shifts in the Company’s strategic focus, and reaffirmation of the Company’s 2023 revenue guidance. These cautionary statements should not be construed to be exhaustive and are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

* The information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or Exchange Act, except as expressly set forth by specific reference in such filing.

TearCare® is a registered trademark of Sight Sciences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sight Sciences, Inc.

Date: October 17, 2023	By:	/s/ Alison Bauerlein
Chief Financial Officer